Exhibit 10.2

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

FOURTH AMENDMENT TO

SERVICES AGREEMENT

This Fourth Amendment to Services Agreement (this “Amendment”) is made and entered into as of November 19, 2016 by and between Vericel Corporation (“Client” or “Vericel”) and Dohmen Life Science Services, LLC (“DLSS”).

Client and DLSS are parties to that certain Services Agreement dated April 5, 2016 (the “Original Agreement”), as amended by (i) that certain First Amendment to Services Agreement dated as of May 31, 2016, and (ii) that certain Second Amendment to Services Agreement dated as of July 1, 2016, and (iii) that certain Third Amendment to Services Agreement dated as of October 12, 2016 (each amendment, collectively with the Original Agreement, the “Agreement”).  The parties now wish to amend the Agreement as follows:

1.              Defined Terms.  Capitalized terms in this Amendment that are not defined in this Amendment have the meanings given to them in the Agreement.  If there is any conflict between the Agreement and any provision of this Amendment, this Amendment will control.

2.              Exclusivity.  Notwithstanding Section 4(a)(vi) of the Agreement, DLSS agrees that Client may contract with Vital Care, Inc. (“VitalCare”) to provide data reporting services to Client and to purchase, bill and collect for the Product in connection with the payers listed on Exhibit A attached hereto (the “VitalCare Payers”).

3.              Development of Plan — VitalCare.  DLSS and Client shall endeavor in good faith to jointly develop the process and procedures for (i) [***] (ii) [***] (iii) [***] and (iv) such other items as mutually agreed upon by DLSS and Client.  Client hereby agrees to cause VitalCare to cooperate with DLSS in accordance with the jointly developed process and procedures.

4.              Authorization and Consent Forms.  DLSS and Client agree to work cooperatively to amend each authorization and consent form relating to the Program such that each form applies to and covers the billing and collection activities to be performed by VitalCare.

5.              Confidentiality.  DLSS agrees that all data, information and reports received from VitalCare related to Client and any other information relating to the billing and collection activities and data reporting services to be performed by VitalCare for Client is hereby deemed to be Client’s Confidential Information and shall be treated by DLSS as such in accordance with the terms and conditions set forth in the Agreement.

6.              No Other Changes.  This Amendment, together with the Agreement, constitutes the entire agreement between the parties and supersedes all prior or contemporaneous discussions, negotiations, representations, warranties, or agreements relating to the subject matter hereof.  All other terms and conditions contained in the Agreement will remain in full force and effect.  In the event of any conflict between the Agreement and this Amendment, the terms of

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

this Amendment shall prevail, and the Agreement shall be deemed amended to incorporate the provisions contained herein.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their duly authorized representatives as of the first date set forth above.

DOHMEN LIFE SCIENCE SERVICES, LLC		VERICEL CORPORATION

By:	/s/ Joe Nolan	By:	/s/ Nick Colangelo

Name:	Joe Nolan	Name:	Nick Colangelo

Title:	President DLSS	Title:	President & CEO

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT A

VitalCare Payers

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

The VitalCare Payers set forth in this Exhibit A may be changed at any time by Client as follows: (a) to add a new payer, upon mutual agreement by Client and DLSS, and (b) to delete a current VitalCare Payer, as determined in the sole discretion of Client, upon thirty (30) days prior written notice to DLSS.